UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – May 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | May 31, 2016

Vanguard Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended May 31, 2016
Total
Returns
Vanguard Wellington Fund
Investor Shares	2.74%
Admiral™ Shares	2.79
Wellington Composite Index	2.78
Mixed-Asset Target Allocation Growth Funds Average	0.43
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2015, Through May 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$39.00	$38.10	$0.515	$1.389
Admiral Shares	67.36	65.81	0.914	2.399

Chairman’s Letter

Dear Shareholder,

For the six months ended May 31, 2016, Vanguard Wellington Fund returned almost 3% for both Investor and Admiral Shares. This result was in line with the fund’s benchmark, the Wellington Composite Index, and more than two percentage points ahead of the average return of its peers.

The Wellington Fund, the nation’s oldest balanced fund, has about two-thirds of its assets invested in stocks and the remaining third in bonds. The fund’s equity portfolio finished the period on par with its benchmark, the Standard & Poor’s 500 Index.

It posted positive results in seven of ten market sectors, with utilities, industrials, and health care adding most to overall returns. The fixed income portfolio also finished in line with its benchmark, the Barclays U.S. Credit A or Better Bond Index.

As of May 31, the fund’s 30-day SEC yield was 2.43% for Investor Shares, down from 2.75% six months earlier, and 2.50% for Admiral Shares, down from 2.52%.

In a tale of two halves, stocks fell and then rose
U.S. stocks advanced about 1% for the six months. They retreated over the period’s first half before rebounding as a sharp recovery in oil prices seemed to alleviate fears of a global economic slowdown.

The half year began with the Federal Reserve’s long-anticipated but small increase in short-term interest rates. Through the succeeding months, mixed signals from Fed officials—as well as from economic data—created uncertainty about when the next increase might occur.

International stocks fared worse than their U.S. counterparts, returning about –1%. Emerging-market stocks rose a bit, while those from the developed markets of Europe and the Pacific region declined. European stocks lagged amid investor anxiety in the lead-up to the United Kingdom’s June vote on whether to remain in the European Union.

Bonds enjoyed a strong ride after some early weakness
The broad U.S. taxable bond market returned 3.12% after a dip in December. The yield of the 10-year U.S. Treasury note closed at 1.85% at the end of May, down from 2.22% six months earlier. (Bond prices and yields move in opposite directions.)

Money market funds and savings accounts produced limited returns. The Fed’s target rate of 0.25%–0.5% remained historically low despite the quarter-percentage-point rise in December.

Market Barometer

			Total Returns
		Periods Ended May 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.64%	0.78%	11.44%
Russell 2000 Index (Small-caps)	-2.86	-5.97	7.86
Russell 3000 Index (Broad U.S. market)	1.29	0.22	11.15
FTSE All-World ex US Index (International)	-1.14	-10.87	0.52

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.12%	2.99%	3.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.42	5.87	5.07
Citigroup Three-Month U.S. Treasury Bill Index	0.10	0.12	0.05

CPI
Consumer Price Index	1.22%	1.02%	1.23%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 9.17%, boosted by foreign currencies’ strength against the dollar in a reversal from the trend of recent years. Even without this currency benefit, returns were solidly positive.

Solid returns from bond markets balanced stock market weakness
The broadly diversified Wellington Fund invests in about 100 stocks and about 800 bonds across all market sectors. In strong markets, the fund’s equity portion can offer investors the opportunity for long-term growth. In more volatile times, bonds and short-term investments can help provide a cushion for the stock market’s gyrations.

The most recent six months were a good example of the latter, as the fund’s fixed income holdings buoyed performance. The bond portfolio—which includes investment-grade corporate and U.S. government bonds—returned about 4%.

Corporate bonds, specifically those within industrials and the energy subsector, boosted performance relative to the index. However, these results were curbed by the advisor’s tendency to favor bonds with durations shorter than those held in the benchmark. (Duration is a measure of interest rate sensitivity, so bonds with shorter durations are less sensitive to rate changes.)

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.26%	0.18%	0.90%

The fund expense ratios shown are from the prospectus dated March 29, 2016, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2016, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer group: Mixed-Asset Target Allocation Growth Funds.

The stock portion of your fund returned about 2% for the six months, delivering positive results in seven of the ten market sectors. The utilities sector was a top performer, returning more than 18%.

Although it had a fairly small weighting, it contributed the most to the equity portfolio’s overall return. Industrial and health care companies also helped.

The potential upside of rising rates

Bond fund investors may wonder about the effect of rising interest rates on bond prices—
even though the Federal Reserve has raised rates more slowly than anticipated.

Initially, as interest rates go up, the market value of bonds in a portfolio will decline, bringing their yields closer to those of newer issues. However, the opportunity to reinvest cash flow into higher-yielding bonds over time can benefit investors who can wait.

Consider a hypothetical example of an intermediate-term investment-grade taxable bond fund yielding 2.25%. Assume rates rise by a quarter of a percentage point every January and July from 2016 through 2019, ending at 4.25%. Although the cumulative total return would decline initially, by mid-2023, it would be higher than if rates hadn’t changed. Of course, the pace and magnitude of rate increases would affect the time until breakeven.

The silver lining of higher yields
Cumulative rate of return

Notes: This hypothetical example shows the impact on a generic, taxable intermediate-term bond fund if the Federal Reserve raised short-term interest rates by a quarter of a percentage point every January and July from 2016 through 2019. Intermediate-term rates are assumed to rise by the same amount. The bond fund has a duration of 5.5 years. (Duration is a measure of the sensitivity of bond—and bond mutual fund—prices to interest rate movements.)
Source: Vanguard.

The portfolio’s performance was hurt most by financial stocks, its largest sector holding. The financial industry has been challenged by low interest rates and a more rigorous regulatory environment.

As I mentioned, the equity portion of the fund ended the six months with returns similar to those of its benchmark. Relative strength in health care, industrials, and consumer discretionary helped offset underperformance in financials and consumer staples.

For more on the fund’s positioning during the fiscal half year, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

As you know, with the Wellington Fund, rebalancing to the target allocation is done for you. However, you still need to periodically monitor your entire portfolio and rebalance when necessary to bring it back to the proper asset mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original targets would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximize returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. It may be more appropriate to monitor it annually or semiannually and rebalance when your allocation swings 5 percentage points or more from its target.

It’s important, of course, to be aware of the tax implications. You’ll want to consult with your tax advisor, but generally speaking, it may be a good idea to make any asset changes within a tax-advantaged retirement account or to direct new cash flows into the underweighted asset class.

However you go about it, keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 13, 2016

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 2.74% for the six months ended May 31, 2016. The fund outpaced the Mixed-Asset Target Allocation Growth Funds average return of 0.43%. It was roughly in line with the 2.78% return of the Wellington Composite Index, which is weighted 65% large-capitalization stocks (as measured by the S&P 500 Index) and 35% high-quality corporate bonds (as measured by the Barclays U.S. Credit A or Better Bond Index). The equity and fixed income portfolios both performed in line with their respective benchmarks.

Investment environment
Stock markets in the United States generally fared better than those abroad. The S&P 500 Index returned 1.9%, the MSCI World Index returned 0.4%, and the MSCI EAFE Index declined –2.4%. U.S. equities rose for the period, although they experienced significant volatility.

Data releases continued to paint a promising picture for the U.S. economy, including an upward revision to third-quarter gross domestic product (GDP), a multiyear low in unemployment, and healthy housing market trends. As widely expected, in December 2015, the U.S. Federal Reserve delivered its first rate hike since 2006. In the United States, large-cap value stocks generally outperformed large-cap growth stocks, as measured by the Russell 1000 Value and Russell 1000 Growth Indexes.

The broad fixed income markets rose during the six months as the Barclays U.S. Aggregate Bond Index returned 3.12%.

The higher-quality credit market performed even better: The Barclays U.S. Credit A or Better Bond Index returned 4.15%. The yield on the 10-year U.S. Treasury note fell, beginning the period at 2.22% and ending at 1.85%.

Our successes
In the stock portfolio, security selection in the health care and industrial sectors contributed most to relative results. Within health care, our positions in Merck and Bristol-Myers Squibb did well. Our avoidance of weak-performing benchmark constituent Allergan also helped. Among industrial holdings, Honeywell International was additive.

Elsewhere in the portfolio, our underweight to Apple and our positions in NextEra Energy and Verizon Communications were top relative contributors. Verizon performed well during the first quarter of 2016 following the release of better-than-expected earnings results, supported by growth in wireless and Fios. Our investment thesis is based on the company’s dominant competitive position, customer loyalty, strong 4G service, and marketing ability, and on long-term growth in data usage among mobile phone and tablet users. We remain invested in Verizon.

Security selection in corporates generated favorable results for the fixed income portion of the fund, particularly among industrial issuers. Our holdings in the consumer noncyclical, energy, and consumer cyclical subsectors were among the most helpful to relative performance. Our underweight to noncorporate credit, particularly supranational issuers, also added.

Our shortfalls
In the stock portfolio, our security selection was weakest in consumer staples, financials, and information technology. Our overweight to financials, the worst-performing benchmark sector during the period, detracted from relative results. Within that sector, our positions in Wells Fargo and Mitsubishi UFJ Financial Group (MUFG) hurt most. Japan-based MUFG shares lagged because of margin pressure from negative interest rates.

Wells Fargo, the stock portfolio’s largest holding, declined modestly based on broad concern about the sector, especially banks with loans to companies in energy-related businesses. Financial companies are viewed as highly interest rate sensitive, and investors became increasingly concerned that rates would not move higher quickly enough to support near-term profitability. A weak trading environment also weighed on Wells Fargo and other bank stocks.

In consumer staples, not owning benchmark constituents Procter & Gamble and Altria Group dragged on relative results. In information technology, our position in Intel hurt as the stock declined because of weakness in the PC cycle, as did not owning Facebook, which does not pay a dividend. Other detractors included AstraZeneca and not owning AT&T.

The bond portfolio’s duration and yield curve positioning lagged modestly.

The fund’s positioning
In the equity portfolio, our largest over- weights at the end of the period were in financials, health care, and energy. Our largest underweights were in information technology, consumer discretionary, and materials. These allocations are derived from bottom-up analysis and are largely attributable to valuations.

We believe financial stocks are particularly undervalued based on low price-to-book ratios. Valuations are depressed because of low equity returns in recent periods. Banks are working aggressively to improve returns. Energy equity prices bottomed in February and have recovered since. Our thesis that supply and demand would normalize is playing out, and we maintain high conviction in our overweight allocation to energy.

Over the last six months we have added new positions in Siemens AG, Goldman Sachs, Marathon Petroleum, and Synchrony Financial. We eliminated our holdings in General Electric, Citigroup, and Walmart.

After a period of favoring growth or safety stocks, the market environment shows signs of being favorable to our investment style. We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and strong companies that are temporarily out of favor.

Negative interest rates, a reality in Japan and parts of Europe, are a significant challenge for policymakers around the world. Their policies have had many unintended consequences and are regarded as not having had the desired effect. Therefore, we expect modest rate hikes to continue this year in the United States, and we anticipate a “muddle-through” growth rate with slow but positive U.S. and global GDP. We believe conditions should support modest growth and that certain areas of the market offer potential.

Uncertainty has spurred heightened volatility, which we view as an opportunity, particularly for investors willing to take a longer-term perspective. We apply our valuation discipline and focus on supply and demand, as well as the intellectual capital of the firm, to identify the most favorable areas to invest in on behalf of shareholders.

On the fixed income side, we are cautiously positive about the U.S. credit markets. The economic and credit cycles look to be tiring, but the powerful flood of global capital into our bond market—and credit in particular—shows no sign of abating. Low and negative yields in other major economic zones are still driving capital flows toward the higher yields and safety of the U.S. markets. Although our credit selections will remain thematic and well-researched, we expect investment-grade corporate bond returns to be attractive and will maintain our overall exposure to them.

We expect short-term interest rates to rise over the medium term while the U.S. recovery broadens, and we remain biased toward maintaining lower interest rate sensitivity in the portfolio. However, there is cause for some uncertainty. We cannot recall a period when global forces were as important to the U.S. economy and policies as they are today. Therefore, we are mindful of global events even though our focus is on the U.S. bond market.

We have mentioned in several recent shareholder letters that the smothering effects of increased regulation present a challenge to investing in nongovernment sectors. Evidence of this is building as more market makers reduce staff and capital to support trading positions. This has not materially affected our management of the bonds in the fund to date. It has, however, forced other fixed income investors to behave more like us—long term and thematic, with low turnover—features we believe have served the fund’s shareholders well over time.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

Wellington Management Company llp

June 16, 2016

Wellington Fund

Fund Profile
As of May 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.26%	0.18%
30-Day SEC Yield	2.40%	2.50%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	94	505	3,858
Median Market Cap	$89.0B	$82.1B	$53.6B
Price/Earnings Ratio	18.0x	20.7x	22.2x
Price/Book Ratio	2.2x	2.8x	2.7x
Return on Equity	16.8%	17.6%	16.7%
Earnings Growth
Rate	4.3%	7.2%	7.5%
Dividend Yield	2.8%	2.2%	2.0%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	37%	—	—
Short-Term
Reserves	1.3%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	820	3,340	9,738
Yield to Maturity
(before expenses)	2.6%	2.5%	2.2%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	6.8 years	7.0 years	5.5 years
Average Effective
Maturity	10.0 years	9.8 years	7.8 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.95
Beta	0.99	0.64
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.5%
Microsoft Corp.	Systems Software	3.2
Merck & Co. Inc.	Pharmaceuticals	3.1
Comcast Corp.	Cable & Satellite	2.9
Chevron Corp.	Integrated Oil & Gas	2.5
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	2.5
JPMorgan Chase & Co.	Diversified Banks	2.5
Alphabet Inc.	Internet Software &
	Services	2.5
Chubb Ltd.	Property & Casualty
	Insurance	2.3
Intel Corp.	Semiconductors	2.2
Top Ten		27.2%
Top Ten as % of Total Net Assets		17.8%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 29, 2016, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2016, the annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Consumer
Discretionary	7.5%	12.6%	13.1%
Consumer Staples	9.1	10.1	8.9
Energy	9.8	7.1	6.5
Financials	23.8	16.3	17.9
Health Care	17.4	14.7	14.2
Industrials	11.1	10.0	10.6
Information
Technology	13.0	20.4	19.7
Materials	1.8	2.8	3.3
Telecommunication
Services	2.5	2.7	2.4
Utilities	4.0	3.3	3.4

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	4.5%
Commercial Mortgage-Backed	0.5
Finance	25.5
Foreign	4.0
Government Mortgage-Backed	1.1
Industrial	35.9
Treasury/Agency	16.8
Utilities	6.3
Other	5.4
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	18.3%
Aaa	5.4
Aa	13.0
A	44.3
Baa	19.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2005, Through May 31, 2016

For a benchmark description, see the Glossary.
Note: For 2016, performance data reflect the six months ended May 31, 2016.

Average Annual Total Returns: Periods Ended March 31, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	1.11%	8.51%	3.13%	4.02%	7.15%
Admiral Shares	5/14/2001	1.20	8.59	3.23	4.02	7.25

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	26,701,186	1,690,185	1.9%
Ford Motor Co.	52,143,870	703,421	0.8%
Twenty-First Century Fox Inc. Class A	23,110,761	667,439	0.7%
Consumer Discretionary—Other †		1,324,020	1.5%
		4,385,065	4.9%
Consumer Staples
CVS Health Corp.	10,828,550	1,044,414	1.2%
Coca-Cola Co.	14,614,630	651,813	0.7%
Philip Morris International Inc.	5,899,920	582,204	0.6%
PepsiCo Inc.	5,728,110	579,513	0.6%
Mondelez International Inc. Class A	12,068,360	536,921	0.6%
Colgate-Palmolive Co.	7,276,810	512,360	0.6%
Diageo plc	18,503,396	502,094	0.6%
Consumer Staples—Other †		911,501	1.0%
		5,320,820	5.9%
Energy
Chevron Corp.	14,790,930	1,493,884	1.7%
Exxon Mobil Corp.	12,554,074	1,117,564	1.2%
^ TOTAL SA	14,977,456	726,402	0.8%
Energy—Other †		2,423,947	2.7%
		5,761,797	6.4%
Financials
Wells Fargo & Co.	40,906,057	2,074,755	2.3%
JPMorgan Chase & Co.	22,598,506	1,475,004	1.6%
Chubb Ltd.	10,669,000	1,350,802	1.5%
Prudential Financial Inc.	13,160,250	1,042,950	1.2%
PNC Financial Services Group Inc.	10,095,910	906,007	1.0%
BlackRock Inc.	2,395,140	871,472	1.0%
Bank of America Corp.	54,705,343	809,092	0.9%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Marsh & McLennan Cos. Inc.	9,939,150	656,680	0.7%
Northern Trust Corp.	7,147,624	529,639	0.6%
Goldman Sachs Group Inc.	2,564,790	409,033	0.5%
Financials—Other †		3,823,653	4.2%
		13,949,087	15.5%
Health Care
Merck & Co. Inc.	32,595,552	1,833,826	2.0%
Bristol-Myers Squibb Co.	17,338,285	1,243,155	1.4%
Johnson & Johnson	9,319,756	1,050,243	1.2%
Medtronic plc	12,640,290	1,017,290	1.1%
Pfizer Inc.	26,391,790	915,795	1.0%
^ AstraZeneca plc ADR	29,453,696	874,775	1.0%
UnitedHealth Group Inc.	5,237,590	700,109	0.8%
Cardinal Health Inc.	8,334,240	657,988	0.7%
Eli Lilly & Co.	6,764,755	507,560	0.6%
Health Care—Other †		1,424,669	1.6%
		10,225,410	11.4%
Industrials
United Parcel Service Inc. Class B	10,046,553	1,035,699	1.1%
Honeywell International Inc.	6,835,331	778,066	0.9%
Lockheed Martin Corp.	2,913,530	688,263	0.8%
CSX Corp.	24,655,646	651,649	0.7%
Siemens AG	5,113,331	550,842	0.6%
FedEx Corp.	3,156,960	520,804	0.6%
Industrials—Other †		2,306,497	2.6%
		6,531,820	7.3%
Information Technology
Microsoft Corp.	34,991,913	1,854,571	2.1%
Alphabet Inc. Class A	1,924,692	1,441,306	1.6%
Intel Corp.	41,166,480	1,300,449	1.4%
Accenture plc Class A	7,970,550	948,256	1.0%
Cisco Systems Inc.	30,195,030	877,166	1.0%
Apple Inc.	8,207,695	819,621	0.9%
Information Technology—Other †		349,861	0.4%
		7,591,230	8.4%

Materials †		1,047,091	1.2%

Telecommunication Services
Verizon Communications Inc.	29,222,630	1,487,432	1.6%

Utilities
NextEra Energy Inc.	8,158,490	979,998	1.1%
Dominion Resources Inc./VA	9,856,740	712,150	0.8%
Exelon Corp.	14,986,814	513,598	0.6%
Utilities—Other †		113,398	0.1%
		2,319,144	2.6%
Total Common Stocks (Cost $41,684,342)		58,618,896	65.2%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond	1.750%	9/30/19	950,000	969,893	1.1%
	United States Treasury Note/Bond	1.375%	9/30/18	874,350	883,093	1.0%
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	501,330	0.5%
2	United States Treasury
	Note/Bond	0.625%–3.375%	6/30/16–2/15/46	2,625,452	2,668,216	3.0%
					5,022,532	5.6%

Conventional Mortgage-Backed Securities †					307,540	0.3%

Nonconventional Mortgage-Backed Securities †					156,051	0.2%
Total U.S. Government and Agency Obligations (Cost $5,326,501)					5,486,123	6.1%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	9,876	9,901	0.0%
3	Bear Stearns Commercial Mortgage
	Securities Trust 2006-PWR13	5.540%	9/11/41	5,009	5,017	0.0%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,331,611	1.5%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,351,202)					1,346,529	1.5%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	8/28/17–4/1/44	353,523	379,500	0.4%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	107,174	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	27,177	0.0%
	Goldman Sachs Group Inc.	2.375%–6.750%	1/18/18–10/21/45	456,845	508,797	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	1/15/18–6/1/45	496,021	550,493	0.6%
	National City Corp.	6.875%	5/15/19	13,950	15,690	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	89,454	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	44,046	0.1%
	Wells Fargo & Co.	2.150%–5.625%	12/11/17–11/17/45	548,832	576,792	0.7%
4	Banking—Other †				3,514,822	3.9%
	Brokerage †				12,873	0.0%
4	Finance Companies †				368,279	0.4%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	28,625	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	65,301	0.1%
	Chubb INA Holdings Inc.	2.300%–5.800%	3/15/18–11/3/45	98,870	105,830	0.1%
4	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,301	0.0%
	Prudential Financial Inc.	2.300%–4.500%	8/15/18–11/15/20	58,910	62,496	0.1%
	UnitedHealth Group Inc.	2.875%–6.000%	6/15/17–7/15/45	230,531	247,718	0.3%
4	Insurance—Other †				789,245	0.9%
4	Other Finance †				24,600	0.0%
4	Real Estate Investment Trusts †				119,116	0.1%
					7,644,329	8.5%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Industrial
Basic Industry †				172,026	0.2%
4 Capital Goods †				921,974	1.0%
Communication
Comcast Corp.	3.600%–6.500%	3/1/24–8/15/45	254,640	279,234	0.3%
4 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	176,250	178,046	0.2%
NBCUniversal Media LLC	2.875%–4.375%	4/1/21–1/15/23	33,660	36,578	0.0%
Verizon
Communications Inc.	3.450%–6.900%	9/15/20–8/21/46	358,127	409,438	0.5%
4 Communication—Other †				916,657	1.0%
Consumer Cyclical
CVS Health Corp.	2.750%–5.750%	12/1/22–7/20/45	113,240	124,631	0.1%
4 Consumer Cyclical—Other †				1,444,604	1.6%
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–11/16/45	110,170	119,124	0.1%
Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	43,957	0.1%
Johnson & Johnson	5.150%	7/15/18	14,800	16,033	0.0%
Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	201,889	212,371	0.2%
Merck & Co. Inc.	2.350%–6.550%	2/10/22–5/18/43	164,715	172,706	0.2%
Pfizer Inc.	3.000%	6/15/23	47,025	49,112	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	32,345	0.0%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,865	0.0%
4 Consumer Noncyclical—Other †				2,946,056	3.3%
Energy
Chevron Corp.	3.191%	6/24/23	49,470	51,466	0.1%
Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	46,250	47,570	0.1%
4 Energy—Other †				1,518,199	1.6%
4 Other Industrial †				34,614	0.1%
Technology
Apple Inc.	2.850%–4.450%	5/6/21–5/6/44	106,025	110,397	0.1%
Cisco Systems Inc.	2.900%–4.450%	1/15/20–3/4/21	37,445	40,435	0.0%
Intel Corp.	4.100%	5/19/46	51,605	51,636	0.1%
Microsoft Corp.	2.375%–4.450%	2/12/22–11/3/45	110,055	115,348	0.1%
Technology—Other †				249,619	0.3%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	36,109	0.1%
4 Transportation—Other †				380,244	0.4%
				10,747,394	11.9%
Utilities
Electric
Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	131,486	0.2%
Electric—Other †				1,657,491	1.8%
Natural Gas †				51,684	0.1%
Other Utility †				38,062	0.0%
				1,878,723	2.1%
Total Corporate Bonds (Cost $18,966,775)				20,270,446	22.5%
[4]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $1,171,307) †				1,211,410	1.4%
Taxable Municipal Bonds (Cost $1,337,945) †				1,628,385	1.8%

Wellington Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[5,6] Vanguard Market Liquidity Fund	0.523%		790,516,750	790,517	0.9%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/31/16, Repurchase Value
$46,400,000 collateralized by
Government National Mortgage
Assn. 4.000%, 3/20/46, with a
value of $47,328,000)	0.300%	6/1/16	46,400	46,400	0.1%
Citigroup Global Markets Inc.
(Dated 5/31/16, Repurchase Value
$108,401,000 collateralized by
U.S. Treasury Bill 0.000%, 6/23/16,
U.S. Treasury Bond 5.375%,
2/15/31, U.S. Treasury Note
0.750%–2.125%, 8/31/16–4/30/22,
with a value of $110,568,000)	0.280%	6/1/16	108,400	108,400	0.1%
HSBC Bank USA (Dated 5/31/16,
Repurchase Value $8,800,000
collateralized by Federal National
Mortgage 2.500%, 10/1/27, with
a value of $8,978,000)	0.280%	6/1/16	8,800	8,800	0.0%
RBC Capital Markets LLC (Dated
5/31/16, Repurchase Value
$12,200,000 collateralized by
Federal Home Loan Mortgage Corp.
2.491%–3.381%, 3/1/40–6/1/42,
Federal National Mortgage Assn.
2.225%–4.867%, 9/1/33–4/1/46,
with a value of $12,444,000)	0.290%	6/1/16	12,200	12,200	0.0%
TD Securities (USA) LLC (Dated
5/31/16, Repurchase Value
$226,902,000 collateralized by
Federal Home Loan Mortgage Corp.
3.500%–4.500%, 3/1/26–3/1/46,
Federal National Mortgage Assn.
4.000%–4.5000%, 10/1/43–5/1/44,
U.S. Treasury Note 1.500%–2.000%,
8/31/21–3/31/23, with a value of
$231,438,000)	0.290%	6/1/16	226,900	226,900	0.2%
				402,700	0.4%
Total Temporary Cash Investments (Cost $1,193,217)				1,193,217	1.3%
Total Investments (Cost $71,031,289)				89,755,006	99.8%

Wellington Fund

		Amount
		($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	7,408
Receivables for Investment Securities Sold	708,408
Receivables for Accrued Income	426,855
Receivables for Capital Shares Issued	44,705
Other Assets[7]	42,565
Total Other Assets	1,229,941	1.4%
Liabilities
Payables for Investment Securities Purchased	(96,965)
Collateral for Securities on Loan	(790,517)
Payables for Capital Shares Redeemed	(66,536)
Payables to Vanguard	(136,957)
Other Liabilities	(1,101)
Total Liabilities	(1,092,076)	(1.2%)
Net Assets	89,892,871	100.0%

At May 31, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		70,304,047
Undistributed Net Investment Income		405,217
Accumulated Net Realized Gains		462,295
Unrealized Appreciation (Depreciation)
Investment Securities		18,723,717
Futures Contracts		(1,527)
Swap Contracts		(76)
Foreign Currencies		(802)
Net Assets		89,892,871

Wellington Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 511,909,430 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,503,791
Net Asset Value Per Share—Investor Shares	$38.10

Admiral Shares—Net Assets
Applicable to 1,069,607,199 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	70,389,080
Net Asset Value Per Share—Admiral Shares	$65.81

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $742,019,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $96,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Securities with a value of $712,000 have been segregated as collateral for open over-the-counter swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate value of these securities was $4,314,076,000, representing 4.8% of net assets.
5 Includes $790,517,000 of collateral received for securities on loan.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
7 Cash of $7,152,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2016
($000)
Investment Income
Income
Dividends[1]	806,126
Interest	496,203
Securities Lending	3,754
Total Income	1,306,083
Expenses
Investment Advisory Fees—Note B
Basic Fee	33,470
Performance Adjustment	(5,395)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,699
Management and Administrative—Admiral Shares	32,526
Marketing and Distribution—Investor Shares	1,834
Marketing and Distribution—Admiral Shares	2,432
Custodian Fees	358
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	105
Trustees’ Fees and Expenses	45
Total Expenses	81,135
Net Investment Income	1,224,948
Realized Net Gain (Loss)
Investment Securities Sold	589,067
Futures Contracts	(28,548)
Swap Contracts	(37)
Foreign Currencies	(1,101)
Realized Net Gain (Loss)	559,381
Change in Unrealized Appreciation (Depreciation)
Investment Securities	619,036
Futures Contracts	79
Swap Contracts	42
Foreign Currencies	752
Change in Unrealized Appreciation (Depreciation)	619,909
Net Increase (Decrease) in Net Assets Resulting from Operations	2,404,238
1 Dividends are net of foreign withholding taxes of $10,259,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,224,948	2,330,715
Realized Net Gain (Loss)	559,381	3,516,913
Change in Unrealized Appreciation (Depreciation)	619,909	(4,740,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,404,238	1,107,270
Distributions
Net Investment Income
Investor Shares	(263,001)	(560,193)
Admiral Shares	(949,655)	(1,735,474)
Realized Capital Gain[1]
Investor Shares	(703,939)	(866,392)
Admiral Shares	(2,449,800)	(2,408,864)
Total Distributions	(4,366,395)	(5,570,923)
Capital Share Transactions
Investor Shares	112,222	(4,165,177)
Admiral Shares	2,998,411	7,828,568
Net Increase (Decrease) from Capital Share Transactions	3,110,633	3,663,391
Total Increase (Decrease)	1,148,476	(800,262)
Net Assets
Beginning of Period	88,744,395	89,544,657
End of Period[2]	89,892,871	88,744,395
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $145,313,000 and $438,300,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $405,217,000 and $394,063,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$39.00	$41.02	$39.17	$34.29	$31.08	$29.94
Investment Operations
Net Investment Income	.513	1.004	1.000	.955	.959	.929
Net Realized and Unrealized Gain (Loss)
on Investments	.491	(.527)	3.370	5.324	3.201	1.115
Total from Investment Operations	1.004	.477	4.370	6.279	4.160	2.044
Distributions
Dividends from Net Investment Income	(. 515)	(. 995)	(. 982)	(. 958)	(. 950)	(. 904)
Distributions from Realized Capital Gains	(1.389)	(1.502)	(1.538)	(.441)	—	—
Total Distributions	(1.904)	(2.497)	(2.520)	(1.399)	(.950)	(.904)
Net Asset Value, End of Period	$38.10	$39.00	$41.02	$39.17	$34.29	$31.08

Total Return[1]	2.74%	1.22%	11.72%	18.85%	13.56%	6.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,504	$19,850	$25,199	$26,978	$26,716	$25,743
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.26%	0.26%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.73%	2.55%	2.54%	2.61%	2.91%	2.95%
Portfolio Turnover Rate [3]	37%	39%	71%	35%	31%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, (0.02%), and 0.00%.
3 Includes 9%, 10%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$67.36	$70.85	$67.65	$59.24	$53.68	$51.71
Investment Operations
Net Investment Income	.912	1.790	1.781	1.700	1.703	1.645
Net Realized and Unrealized Gain (Loss)
on Investments	.851	(.910)	5.825	9.175	5.544	1.930
Total from Investment Operations	1.763	.880	7.606	10.875	7.247	3.575
Distributions
Dividends from Net Investment Income	(.914)	(1.776)	(1.750)	(1.703)	(1.687)	(1.605)
Distributions from Realized Capital Gains	(2.399)	(2.594)	(2.656)	(.762)	—	—
Total Distributions	(3.313)	(4.370)	(4.406)	(2.465)	(1.687)	(1.605)
Net Asset Value, End of Period	$65.81	$67.36	$70.85	$67.65	$59.24	$53.68

Total Return[1]	2.79%	1.31%	11.82%	18.91%	13.69%	6.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$70,389	$68,894	$64,341	$52,311	$37,649	$29,048
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.18%	0.18%	0.18%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.81%	2.63%	2.62%	2.69%	2.99%	3.03%
Portfolio Turnover Rate [3]	37%	39%	71%	35%	31%	38%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, (0.02%), and 0.00%.
3 Includes 9%, 10%, 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in

Wellington Fund

market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may

Wellington Fund

default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended May 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security

Wellington Fund

pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2012–2015), and for the period ended May 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

Wellington Fund

charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2016, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P 500 Index and the Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the six months ended May 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $5,395,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At May 31, 2016, the fund had contributed to Vanguard capital in the amount of $7,408,000, representing 0.01% of the fund’s net assets and 2.96% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Wellington Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	54,157,578	4,461,318	—
U.S. Government and Agency Obligations	—	5,486,123	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,346,529	—
Corporate Bonds	—	20,270,446	—
Sovereign Bonds	—	1,211,410	—
Taxable Municipal Bonds	—	1,628,385	—
Temporary Cash Investments	790,517	402,700	—
Futures Contracts—Assets[1]	56	—	—
Futures Contracts—Liabilities[1]	(26)	—	—
Swap Contracts—Liabilities	—	(76)	—
Total	54,948,125	34,806,835	—
1 Represents variation margin on the last day of the reporting period.

E. At May 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	56	—	56
Liabilities	(26)	(76)	(102)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(28,548)	—	(28,548)
Swap Contracts	—	(37)	(37)
Realized Net Gain (Loss) on Derivatives	(28,548)	(37)	(28,585)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	79	—	79
Swap Contracts	—	42	42
Change in Unrealized Appreciation (Depreciation) on Derivatives	79	42	121

Wellington Fund

At May 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2016	(3,598)	(466,616)	(851)
5-Year U.S. Treasury Note	September 2016	(3,318)	(398,549)	(676)
				(1,527)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At May 31, 2016, the fund had the following open credit default swap contracts:

Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	325	(1.000)	(76)
DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2016, the fund realized net foreign currency losses of $1,101,000 which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $37,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

At May 31, 2016, the cost of investment securities for tax purposes was $71,131,758,000. Net unrealized appreciation of investment securities for tax purposes was $18,623,248,000, consisting of unrealized gains of $19,737,440,000 on securities that had risen in value since their purchase and $1,114,192,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2016, the fund purchased $8,916,458,000 of investment securities and sold $8,451,809,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,138,982,000 and $7,557,688,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		May 31, 2016	November 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	959,994	26,048	2,170,855	55,309
Issued in Lieu of Cash Distributions	931,754	25,169	1,379,472	35,164
Redeemed	(1,779,526)	(48,339)	(7,715,504)	(195,803)
Net Increase (Decrease)—Investor Shares	112,222	2,878	(4,165,177)	(105,330)
Admiral Shares
Issued	3,297,588	51,841	10,884,879	159,989
Issued in Lieu of Cash Distributions	3,211,665	50,241	3,906,854	57,729
Redeemed	(3,510,842)	(55,306)	(6,963,165)	(103,021)
Net Increase (Decrease)—Admiral Shares	2,998,411	46,776	7,828,568	114,697

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2015	5/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,027.44	$1.27
Admiral Shares	1,000.00	1,027.91	0.86
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.75	$1.26
Admiral Shares	1,000.00	1,024.15	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International plc (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive plc
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College and	Chairman, 1996–2009
Chairman of its Finance and Enrollment Committee;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center.	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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You can review and copy information about your fund at
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

	Vanguard® Wellington Fund
	Schedule of Investments
	May 31, 2016

			Market
			Value
		Shares	($000)
	Common Stocks (65.2%)
	Consumer Discretionary (4.9%)
	Comcast Corp. Class A	26,701,186	1,690,185
	Ford Motor Co.	52,143,870	703,421
	Twenty-First Century Fox Inc. Class A	23,110,761	667,439
	Lowe's Cos. Inc.	6,188,670	495,898
	Hilton Worldwide Holdings Inc.	19,854,321	412,573
	L Brands Inc.	3,304,300	226,509
	Bayerische Motoren Werke AG	2,237,097	189,040
			4,385,065
	Consumer Staples (5.9%)
	CVS Health Corp.	10,828,550	1,044,414
	Coca-Cola Co.	14,614,630	651,813
	Philip Morris International Inc.	5,899,920	582,204
	PepsiCo Inc.	5,728,110	579,513
	Mondelez International Inc. Class A	12,068,360	536,921
	Colgate-Palmolive Co.	7,276,810	512,360
	Diageo plc	18,503,396	502,094
	Walgreens Boots Alliance Inc.	5,608,240	434,078
	Costco Wholesale Corp.	2,591,600	385,552
	Diageo plc ADR	841,850	91,871
			5,320,820
	Energy (6.4%)
	Chevron Corp.	14,790,930	1,493,884
	Exxon Mobil Corp.	12,554,074	1,117,564
^	TOTAL SA	14,977,456	726,402
	Anadarko Petroleum Corp.	9,343,930	484,576
	EOG Resources Inc.	5,747,670	467,630
	Royal Dutch Shell plc Class B	18,786,091	450,988
	Hess Corp.	6,197,810	371,435
	Schlumberger Ltd.	3,478,493	265,409
	Marathon Petroleum Corp.	6,614,646	230,388
	Valero Energy Corp.	2,806,610	153,521
			5,761,797
	Financials (15.5%)
	Wells Fargo & Co.	40,906,057	2,074,755
	JPMorgan Chase & Co.	22,598,506	1,475,004
	Chubb Ltd.	10,669,000	1,350,802
	Prudential Financial Inc.	13,160,250	1,042,950
	PNC Financial Services Group Inc.	10,095,910	906,007
	BlackRock Inc.	2,395,140	871,472
	Bank of America Corp.	54,705,343	809,092
	Marsh & McLennan Cos. Inc.	9,939,150	656,680
	Northern Trust Corp.	7,147,624	529,639
	Mitsubishi UFJ Financial Group Inc.	89,258,200	440,982
	Goldman Sachs Group Inc.	2,564,790	409,033
	Bank of Nova Scotia	8,269,070	404,606
	American Tower Corporation	3,765,827	398,349
	MetLife Inc.	8,462,084	385,448
	US Bancorp	8,892,410	380,773
	American Express Co.	4,649,053	305,722
	Hartford Financial Services Group Inc.	6,613,792	298,745
*	Synchrony Financial	8,738,340	272,636
	UBS Group AG	14,408,852	221,752
* ^	BNP Paribas SA	3,802,015	210,697
	Intercontinental Exchange Inc.	659,660	178,847
	AvalonBay Communities Inc.	916,196	164,805
	American International Group Inc.	2,769,370	160,291
			13,949,087
	Health Care (11.4%)
	Merck & Co. Inc.	32,595,552	1,833,826
	Bristol-Myers Squibb Co.	17,338,285	1,243,155
	Johnson & Johnson	9,319,756	1,050,243

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

		Market
		Value
	Shares	($000)
Medtronic plc	12,640,290	1,017,290
Pfizer Inc.	26,391,790	915,795
^ AstraZeneca plc ADR	29,453,696	874,775
UnitedHealth Group Inc.	5,237,590	700,109
Cardinal Health Inc.	8,334,240	657,988
Eli Lilly & Co.	6,764,755	507,560
Novartis AG	6,297,822	500,504
* Celgene Corp.	3,190,860	336,699
^ Baxter International Inc.	6,555,170	282,921
Roche Holding AG	1,028,173	270,056
Takeda Pharmaceutical Co. Ltd.	801,400	34,489
		10,225,410
Industrials (7.3%)
United Parcel Service Inc. Class B	10,046,553	1,035,699
Honeywell International Inc.	6,835,331	778,066
Lockheed Martin Corp.	2,913,530	688,263
CSX Corp.	24,655,646	651,649
Siemens AG	5,113,331	550,842
FedEx Corp.	3,156,960	520,804
Eaton Corp. plc	7,491,630	461,709
Caterpillar Inc.	6,319,901	458,256
Canadian National Railway Co.	6,198,896	367,532
Schneider Electric SE	5,615,763	363,047
ABB Ltd. ADR	11,060,066	229,828
United Technologies Corp.	1,672,317	168,202
Raytheon Co.	1,113,657	144,408
Illinois Tool Works Inc.	1,070,595	113,515
		6,531,820
Information Technology (8.4%)
Microsoft Corp.	34,991,913	1,854,571
Alphabet Inc. Class A	1,924,692	1,441,306
Intel Corp.	41,166,480	1,300,449
Accenture plc Class A	7,970,550	948,256
Cisco Systems Inc.	30,195,030	877,166
Apple Inc.	8,207,695	819,621
Texas Instruments Inc.	5,773,286	349,861
		7,591,230
Materials (1.2%)
International Paper Co.	11,221,740	473,109
BHP Billiton plc	18,851,267	222,178
Praxair Inc.	1,942,722	213,427
Monsanto Co.	1,230,350	138,377
		1,047,091
Telecommunication Services (1.6%)
Verizon Communications Inc.	29,222,630	1,487,432

Utilities (2.6%)
NextEra Energy Inc.	8,158,490	979,998
Dominion Resources Inc./VA	9,856,740	712,150
Exelon Corp.	14,986,814	513,598
Duke Energy Corp.	1,449,550	113,398
		2,319,144
Total Common Stocks (Cost $41,684,342)		58,618,896

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.1%)
U.S. Government Securities (5.6%)
1	United States Treasury Note/Bond	1.500%	6/30/16	4,905	4,909
	United States Treasury Note/Bond	0.625%	12/31/16	219,245	219,280
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,184
	United States Treasury Note/Bond	0.625%	7/31/17	368,000	367,367
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	501,330
	United States Treasury Note/Bond	0.750%	10/31/17	83,700	83,621
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	44,895
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	220,482
	United States Treasury Note/Bond	1.375%	9/30/18	874,350	883,093
2	United States Treasury Note/Bond	1.750%	9/30/19	950,000	969,893
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	62,378
	United States Treasury Note/Bond	1.625%	6/30/20	67,210	68,134
	United States Treasury Note/Bond	2.000%	2/15/25	410,420	417,089
	United States Treasury Note/Bond	2.000%	8/15/25	282,680	286,745
	United States Treasury Note/Bond	2.250%	11/15/25	6,805	7,047
	United States Treasury Note/Bond	2.875%	5/15/43	275,732	290,122
	United States Treasury Note/Bond	3.375%	5/15/44	149,670	172,799
	United States Treasury Note/Bond	2.500%	2/15/45	163,255	158,485
	United States Treasury Note/Bond	2.875%	8/15/45	72,665	76,139
	United States Treasury Note/Bond	2.500%	2/15/46	182,000	176,540
					5,022,532
Conventional Mortgage-Backed Securities (0.3%)
3,4	Fannie Mae Pool	2.500%	7/1/27–1/1/29	7,976	8,194
3,4	Fannie Mae Pool	4.500%	6/1/28–6/1/46	197,443	216,838
3,4	Freddie Mac Gold Pool	3.000%	5/1/22–8/1/29	36	38
3,4	Freddie Mac Gold Pool	4.500%	6/1/23–6/1/46	71,804	78,724
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	3,200	3,740
3	Ginnie Mae I Pool	8.000%	6/15/17	5	6
					307,540
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,383
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,138
3,4	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,154
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	119,376
					156,051
Total U.S. Government and Agency Obligations (Cost $5,326,501)					5,486,123
Asset-Backed/Commercial Mortgage-Backed Securities (1.5%)
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,842
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	145,385	145,545
5	American Tower Trust I	1.551%	3/15/18	14,885	14,786
5	American Tower Trust I	3.070%	3/15/23	43,000	43,027
3	AmeriCredit Automobile Receivables Trust 2012-1	4.720%	3/8/18	9,971	9,976
3,5,6	Apidos CDO	2.133%	4/17/26	50,405	50,281
3,5,6	ARES CLO Ltd.	2.153%	4/17/26	49,360	49,316
3,5,6	Atlas Senior Loan Fund Ltd.	2.168%	10/15/26	13,245	13,242
3,5,6	Atlas Senior Loan Fund V Ltd.	2.183%	7/16/26	12,135	12,113
3,5,6	Babson CLO Ltd.	2.124%	7/20/25	5,660	5,655
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	9,876	9,901
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	5,009	5,017
3,5,6	Cent CLO	2.124%	7/27/26	24,430	24,223
3,5,6	Cent CLO 20 Ltd.	2.118%	1/25/26	40,000	39,715

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,6	Cent CLO 22 Ltd.	2.112%	11/7/26	37,150	36,170
3,5,6	CIFC Funding Ltd.	2.133%	4/18/25	47,325	47,320
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,920
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	2,887	2,889
3,5,6	Dryden Senior Loan Fund	1.983%	4/18/26	46,650	46,401
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	1,660	1,658
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	12,600	12,637
3,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	45,995
3,5,6	ING Investment Management Co.	2.133%	4/18/26	46,560	46,523
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.085%	4/15/41	25,888	27,161
3,5,6	Limerock CLO	2.133%	4/18/26	53,500	53,138
3,5,6	Madison Park Funding XII Ltd.	2.083%	1/19/25	31,070	31,026
3,5,6	Madison Park Funding XIII Ltd.	2.134%	7/20/26	37,385	37,386
3,5	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,750
3,5,6	OZLM VI Ltd.	2.183%	4/17/26	38,280	38,334
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,768
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	12,545	12,580
5	SBA Tower Trust	2.898%	10/15/19	46,310	46,474
3,5,6	Seneca Park CLO Ltd.	2.113%	7/17/26	27,340	27,316
3,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	27,300	26,334
3,5,6	Shackleton CLO Ltd.	2.113%	7/17/26	26,765	26,513
3,5	Springleaf Funding Trust	2.410%	12/15/22	35,371	35,392
3,5	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,205
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	22,612
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,328
3,5,6	Symphony CLO XIV Ltd.	2.110%	7/14/26	46,405	46,332
3,5,6	Thacher Park CLO Ltd.	2.104%	10/20/26	19,915	19,859
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	9,215
3,5,6	Voya CLO 2014-2 Ltd.	2.083%	7/17/26	7,275	7,255
3,5	Westlake Automobile Receivables Trust	0.970%	10/16/17	2,399	2,399
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,351,202)					1,346,529
Corporate Bonds (22.5%)
Finance (8.5%)
	Banking (6.5%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	21,120
	American Express Co.	1.550%	5/22/18	62,130	62,390
	American Express Credit Corp.	2.375%	3/24/17	71,985	72,795
	American Express Credit Corp.	2.125%	7/27/18	49,605	50,233
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,567
	Bank of America Corp.	6.400%	8/28/17	23,000	24,335
	Bank of America Corp.	6.000%	9/1/17	69,725	73,370
	Bank of America Corp.	5.750%	12/1/17	30,000	31,742
	Bank of America Corp.	6.875%	4/25/18	40,000	43,666
	Bank of America Corp.	5.625%	7/1/20	4,550	5,079
	Bank of America Corp.	5.875%	1/5/21	40,000	45,517
	Bank of America Corp.	3.300%	1/11/23	24,005	24,427
	Bank of America Corp.	4.100%	7/24/23	6,735	7,130
	Bank of America Corp.	4.125%	1/22/24	26,100	27,606
	Bank of America Corp.	4.000%	1/22/25	32,900	32,960
	Bank of America Corp.	5.875%	2/7/42	9,965	12,184
	Bank of America Corp.	5.000%	1/21/44	39,433	43,624
	Bank of America Corp.	4.875%	4/1/44	7,110	7,860
	Bank of America NA	5.300%	3/15/17	68,000	70,050
	Bank of America NA	6.000%	10/15/36	30,000	37,124
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	62,113
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	28,870
	Bank of Nova Scotia	2.050%	10/30/18	64,150	65,022
	Bank of Nova Scotia	2.800%	7/21/21	25,650	26,470
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	54,229
5	Barclays Bank plc	6.050%	12/4/17	47,500	50,165

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays Bank plc	5.140%	10/14/20	11,905	12,774
	BB&T Corp.	4.900%	6/30/17	8,045	8,325
	BB&T Corp.	5.250%	11/1/19	8,000	8,749
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,316
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	17,861
	BNP Paribas SA	2.400%	12/12/18	53,700	54,715
	BNP Paribas SA	3.250%	3/3/23	12,270	12,651
	BPCE SA	2.500%	12/10/18	18,325	18,666
	BPCE SA	2.500%	7/15/19	53,100	54,032
	BPCE SA	4.000%	4/15/24	30,615	33,007
5	BPCE SA	5.150%	7/21/24	43,790	45,130
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,126
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,670
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,723
	Capital One Financial Corp.	3.750%	4/24/24	55,460	57,280
	Capital One Financial Corp.	3.200%	2/5/25	33,400	33,088
	Capital One Financial Corp.	4.200%	10/29/25	11,740	11,992
	Citigroup Inc.	1.750%	5/1/18	25,000	24,980
	Citigroup Inc.	2.500%	9/26/18	18,000	18,287
	Citigroup Inc.	2.550%	4/8/19	55,000	55,826
	Citigroup Inc.	2.500%	7/29/19	37,530	38,027
	Citigroup Inc.	2.400%	2/18/20	65,200	65,588
	Citigroup Inc.	4.500%	1/14/22	33,920	36,837
	Citigroup Inc.	6.625%	6/15/32	45,000	53,964
	Citigroup Inc.	8.125%	7/15/39	4,638	7,015
	Citigroup Inc.	5.875%	1/30/42	1,290	1,577
	Citigroup Inc.	4.950%	11/7/43	16,000	17,676
	Citigroup Inc.	5.300%	5/6/44	23,950	25,188
	Compass Bank	2.750%	9/29/19	15,105	15,036
	Cooperatieve Rabobank UA	2.250%	1/14/19	55,610	56,436
5	Credit Agricole SA	2.500%	4/15/19	57,830	58,815
	Credit Suisse	1.750%	1/29/18	32,250	32,316
	Credit Suisse	2.300%	5/28/19	109,260	110,446
	Credit Suisse	3.000%	10/29/21	18,325	18,598
	Credit Suisse	3.625%	9/9/24	4,885	5,083
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	55,656
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	66,389
	Deutsche Bank AG	2.500%	2/13/19	29,070	29,019
	Fifth Third Bank	2.875%	10/1/21	10,345	10,536
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	46,944
	Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,428
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	34,022
	Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,986
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,565
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	63,335
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	46,561
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,521
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,682
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	58,335
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	53,193
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	44,928
	Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	32,713
	Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	13,584
5	HSBC Bank plc	4.750%	1/19/21	62,040	68,135
	HSBC Holdings plc	3.400%	3/8/21	33,270	34,051
	HSBC Holdings plc	4.000%	3/30/22	72,455	76,146
	HSBC Holdings plc	3.600%	5/23/23	60,200	60,598
	HSBC Holdings plc	6.500%	5/2/36	25,000	29,870
	HSBC Holdings plc	6.100%	1/14/42	40,665	52,259
	HSBC Holdings plc	5.250%	3/14/44	13,210	13,824
	HSBC USA Inc.	1.625%	1/16/18	39,500	39,450
	HSBC USA Inc.	2.625%	9/24/18	20,000	20,347
	HSBC USA Inc.	2.350%	3/5/20	71,330	71,121
	HSBC USA Inc.	3.500%	6/23/24	40,000	40,690

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Huntington National Bank	2.200%	4/1/19	22,280	22,338
	Huntington National Bank	2.400%	4/1/20	44,990	44,938
5	ING Bank NV	3.750%	3/7/17	23,000	23,423
5	ING Bank NV	1.800%	3/16/18	36,610	36,672
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	60,972
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,593
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	60,432
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	45,009
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,942
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	19,157
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	27,763
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	41,582
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,695
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	30,894
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	13,878
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	119,034
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	21,970
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	18,601
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	15,971
5	Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,624
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,850
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	24,396
	Morgan Stanley	5.450%	1/9/17	70,000	71,814
	Morgan Stanley	1.875%	1/5/18	9,470	9,504
	Morgan Stanley	2.125%	4/25/18	52,125	52,542
	Morgan Stanley	2.500%	1/24/19	100,000	101,578
	Morgan Stanley	5.625%	9/23/19	24,355	26,971
	Morgan Stanley	5.750%	1/25/21	79,825	90,489
	Morgan Stanley	2.500%	4/21/21	21,815	21,714
	Morgan Stanley	3.875%	4/29/24	97,010	101,588
	Morgan Stanley	3.700%	10/23/24	29,050	30,014
	Morgan Stanley	4.000%	7/23/25	29,455	30,916
	Morgan Stanley	6.250%	8/9/26	20,000	24,380
	Morgan Stanley	4.300%	1/27/45	18,360	18,645
	National City Corp.	6.875%	5/15/19	13,950	15,690
5	Nationwide Building Society	2.350%	1/21/20	28,075	28,193
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,576
	PNC Bank NA	4.875%	9/21/17	50,000	51,990
	PNC Bank NA	3.300%	10/30/24	18,195	18,991
	PNC Bank NA	4.200%	11/1/25	16,650	18,473
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	44,046
	Santander Bank NA	2.000%	1/12/18	25,901	25,830
	Santander Holdings USA Inc.	2.700%	5/24/19	30,200	30,280
	Santander Holdings USA Inc.	2.650%	4/17/20	23,185	23,160
	Santander Issuances SAU	5.179%	11/19/25	29,800	29,660
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,628
	State Street Corp.	5.375%	4/30/17	51,315	53,390
	SunTrust Bank	3.300%	5/15/26	12,895	12,836
	Svenska Handelsbanken AB	2.875%	4/4/17	40,000	40,595
	Synchrony Financial	2.600%	1/15/19	20,920	21,060
	Synchrony Financial	3.000%	8/15/19	10,990	11,095
	Synchrony Financial	2.700%	2/3/20	15,605	15,566
	UBS AG	1.800%	3/26/18	34,055	34,216
5	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	44,805
	US Bancorp	3.700%	1/30/24	52,500	56,848
	Wells Fargo & Co.	5.625%	12/11/17	31,150	33,104
	Wells Fargo & Co.	2.150%	1/15/19	91,150	92,207
	Wells Fargo & Co.	2.150%	1/30/20	58,180	58,565
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,575
	Wells Fargo & Co.	3.500%	3/8/22	64,245	67,950
	Wells Fargo & Co.	3.450%	2/13/23	61,885	63,279
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,912
	Wells Fargo & Co.	3.550%	9/29/25	32,170	33,693
	Wells Fargo & Co.	3.000%	4/22/26	39,405	39,389

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	5.606%	1/15/44	68,281	79,836
	Wells Fargo & Co.	4.650%	11/4/44	10,315	10,669
	Wells Fargo & Co.	4.900%	11/17/45	19,160	20,613
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,873

	Finance Companies (0.4%)
5	GE Capital International Funding Co.	2.342%	11/15/20	75,437	76,719
5	GE Capital International Funding Co.	3.373%	11/15/25	111,589	118,367
5	GE Capital International Funding Co.	4.418%	11/15/35	159,635	173,193
	Insurance (1.5%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	28,625
	Aetna Inc.	1.750%	5/15/17	2,636	2,646
	Aetna Inc.	3.950%	9/1/20	5,230	5,566
3	Allstate Corp.	6.125%	5/15/67	30,000	28,950
3	Allstate Corp.	6.500%	5/15/67	10,000	10,800
	Anthem Inc.	2.300%	7/15/18	15,110	15,259
	Anthem Inc.	3.700%	8/15/21	10,000	10,556
	Anthem Inc.	3.125%	5/15/22	53,740	54,303
	Anthem Inc.	3.300%	1/15/23	42,468	43,170
	Anthem Inc.	4.650%	8/15/44	5,695	5,843
	Chubb Corp.	6.000%	5/11/37	50,000	65,301
	Chubb INA Holdings Inc.	5.800%	3/15/18	40,360	43,288
	Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,436
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	23,472
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	32,634
	Cigna Corp.	3.250%	4/15/25	52,030	52,179
	CNA Financial Corp.	3.950%	5/15/24	5,410	5,509
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	29,212
5	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,301
5	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	25,106
5	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	15,002
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	37,938
	Loews Corp.	2.625%	5/15/23	7,120	7,045
5	MassMutual Global Funding II	2.100%	8/2/18	46,890	47,664
5	MassMutual Global Funding II	2.350%	4/9/19	28,000	28,554
	MetLife Inc.	1.903%	12/15/17	9,010	9,073
	MetLife Inc.	3.600%	4/10/24	35,035	36,589
	MetLife Inc.	4.125%	8/13/42	5,565	5,424
	MetLife Inc.	4.875%	11/13/43	20,820	22,574
5	Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,484
5	Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,787
5	New York Life Global Funding	1.650%	5/15/17	44,000	44,301
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	65,919
	Prudential Financial Inc.	2.300%	8/15/18	24,545	24,923
	Prudential Financial Inc.	4.500%	11/15/20	34,365	37,573
5	QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,187
5	Teachers Insurance & Annuity Association of America	4.900%	9/15/44	14,830	15,981
	Torchmark Corp.	7.875%	5/15/23	45,000	56,444
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	35,180
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	9,983
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	28,346
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	30,249
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,843
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,329
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	15,685
	UnitedHealth Group Inc.	4.625%	7/15/35	32,330	36,181
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	70,761
	UnitedHealth Group Inc.	4.750%	7/15/45	30,995	35,341

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Finance (0.0%)
5	LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,600

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,994
	Duke Realty LP	6.500%	1/15/18	8,160	8,733
	Realty Income Corp.	6.750%	8/15/19	21,075	23,996
	Realty Income Corp.	4.650%	8/1/23	25,010	27,060
5	WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,725
5	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,608
					7,644,329
Industrial (11.9%)
	Basic Industry (0.2%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	44,045	46,045
	CF Industries Inc.	5.375%	3/15/44	36,165	33,122
	LyondellBasell Industries NV	4.625%	2/26/55	34,730	31,042
	Monsanto Co.	4.700%	7/15/64	8,775	7,738
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	25,855	28,185
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	11,700	12,256
	Rio Tinto Finance USA plc	3.500%	3/22/22	10,080	10,254
3	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	3,000	3,384
	Capital Goods (1.0%)
	3M Co.	6.375%	2/15/28	24,990	33,487
5	BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,151
5	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,435
	Boeing Co.	8.625%	11/15/31	9,460	14,709
	Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,372
	Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	53,400
	Caterpillar Inc.	3.900%	5/27/21	46,914	51,235
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,503
	Caterpillar Inc.	3.400%	5/15/24	24,200	25,614
	Caterpillar Inc.	3.803%	8/15/42	13,960	13,581
	Caterpillar Inc.	4.300%	5/15/44	26,035	27,223
	Deere & Co.	7.125%	3/3/31	17,500	24,480
	General Dynamics Corp.	3.875%	7/15/21	14,925	16,385
	General Electric Capital Corp.	4.625%	1/7/21	22,598	25,388
	General Electric Capital Corp.	5.300%	2/11/21	8,833	10,148
	General Electric Capital Corp.	3.150%	9/7/22	34,079	35,980
	General Electric Capital Corp.	3.100%	1/9/23	8,635	9,087
	General Electric Capital Corp.	6.750%	3/15/32	3,986	5,507
	General Electric Capital Corp.	6.150%	8/7/37	17,093	23,123
	General Electric Capital Corp.	5.875%	1/14/38	19,160	25,063
	General Electric Capital Corp.	6.875%	1/10/39	7,834	11,410
	General Electric Co.	2.700%	10/9/22	9,965	10,266
	General Electric Co.	4.125%	10/9/42	8,735	9,240
	General Electric Co.	4.500%	3/11/44	43,750	48,522
	Honeywell International Inc.	4.250%	3/1/21	40,681	45,196
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	57,000
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,750
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,880
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,585
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,794
	Lockheed Martin Corp.	4.700%	5/15/46	19,870	22,284
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	19,762
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	30,800	31,931
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	37,647
	United Technologies Corp.	3.100%	6/1/22	7,010	7,338
	United Technologies Corp.	7.500%	9/15/29	19,230	27,517
	United Technologies Corp.	6.050%	6/1/36	20,325	26,121
	United Technologies Corp.	6.125%	7/15/38	37,300	48,860
	Communication (2.0%)
	21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,880

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	21st Century Fox America Inc.	3.000%	9/15/22	11,891	12,166
	America Movil SAB de CV	3.125%	7/16/22	84,600	85,808
	America Movil SAB de CV	6.125%	3/30/40	20,430	23,987
	American Tower Corp.	3.450%	9/15/21	30,665	31,502
	AT&T Inc.	1.400%	12/1/17	18,715	18,714
	AT&T Inc.	1.750%	1/15/18	23,605	23,683
	AT&T Inc.	5.600%	5/15/18	44,000	47,469
	AT&T Inc.	2.300%	3/11/19	16,760	16,987
	AT&T Inc.	5.200%	3/15/20	10,120	11,161
	AT&T Inc.	4.600%	2/15/21	5,000	5,414
	AT&T Inc.	4.450%	5/15/21	10,000	10,844
	AT&T Inc.	6.450%	6/15/34	33,115	39,037
	AT&T Inc.	4.750%	5/15/46	24,850	24,652
	CBS Corp.	4.300%	2/15/21	27,830	30,052
	Comcast Corp.	3.600%	3/1/24	22,230	23,776
	Comcast Corp.	4.250%	1/15/33	42,890	45,762
	Comcast Corp.	4.200%	8/15/34	23,435	24,828
	Comcast Corp.	5.650%	6/15/35	4,725	5,926
	Comcast Corp.	4.400%	8/15/35	26,835	29,143
	Comcast Corp.	6.500%	11/15/35	4,720	6,277
	Comcast Corp.	6.400%	5/15/38	4,320	5,737
	Comcast Corp.	4.650%	7/15/42	47,970	52,611
	Comcast Corp.	4.500%	1/15/43	22,000	23,918
	Comcast Corp.	4.750%	3/1/44	22,875	25,420
	Comcast Corp.	4.600%	8/15/45	32,640	35,836
5	Cox Communications Inc.	4.800%	2/1/35	30,000	27,156
5	Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	30,920
	Discovery Communications LLC	5.625%	8/15/19	10,635	11,628
	Discovery Communications LLC	5.050%	6/1/20	8,365	9,095
	Grupo Televisa SAB	6.625%	1/15/40	25,090	28,114
	Grupo Televisa SAB	5.000%	5/13/45	6,100	5,611
	Grupo Televisa SAB	6.125%	1/31/46	12,550	13,250
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,745
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	76,135	76,679
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	101,367
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,501
	NBCUniversal Media LLC	2.875%	1/15/23	9,760	10,077
	Orange SA	4.125%	9/14/21	60,990	66,593
	Orange SA	9.000%	3/1/31	13,360	20,373
5	SBA Tower Trust	2.933%	12/15/17	33,310	33,217
5	Sky plc	2.625%	9/16/19	38,021	38,350
5	Sky plc	3.750%	9/16/24	45,046	45,592
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	36,250
	Time Warner Cable Inc.	8.750%	2/14/19	1,120	1,303
	Time Warner Cable Inc.	8.250%	4/1/19	14,433	16,716
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,011
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,135
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	5,011
	Time Warner Inc.	4.875%	3/15/20	14,000	15,331
	Time Warner Inc.	4.750%	3/29/21	8,000	8,863
	Verizon Communications Inc.	4.500%	9/15/20	95,525	104,779
	Verizon Communications Inc.	3.450%	3/15/21	19,600	20,732
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,805
	Verizon Communications Inc.	6.400%	9/15/33	79,665	99,689
	Verizon Communications Inc.	5.850%	9/15/35	49,525	59,222
	Verizon Communications Inc.	6.900%	4/15/38	9,710	12,420
	Verizon Communications Inc.	4.750%	11/1/41	11,880	12,235
	Verizon Communications Inc.	6.550%	9/15/43	8,620	11,274
	Verizon Communications Inc.	4.862%	8/21/46	78,107	83,282
	Viacom Inc.	6.125%	10/5/17	7,500	7,906
	Walt Disney Co.	4.125%	6/1/44	23,115	25,131
	Consumer Cyclical (1.7%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	13,023

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,540
	Amazon.com Inc.	2.500%	11/29/22	34,760	35,469
	Amazon.com Inc.	4.800%	12/5/34	37,370	42,196
	Amazon.com Inc.	4.950%	12/5/44	22,605	26,364
5	American Honda Finance Corp.	1.500%	9/11/17	18,760	18,830
5	American Honda Finance Corp.	1.600%	2/16/18	30,845	30,977
	American Honda Finance Corp.	2.125%	10/10/18	45,655	46,403
	AutoZone Inc.	3.700%	4/15/22	46,136	48,294
	AutoZone Inc.	3.125%	7/15/23	33,000	33,405
5	BMW US Capital LLC	2.000%	4/11/21	21,300	21,147
5	BMW US Capital LLC	2.800%	4/11/26	10,250	10,257
	CVS Health Corp.	2.750%	12/1/22	40,255	40,497
	CVS Health Corp.	4.875%	7/20/35	21,900	24,834
	CVS Health Corp.	5.125%	7/20/45	51,085	59,300
5	Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,511
5	Daimler Finance North America LLC	2.250%	7/31/19	73,100	74,023
5	Daimler Finance North America LLC	2.450%	5/18/20	2,740	2,766
5	Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,245
	Daimler Finance North America LLC	8.500%	1/18/31	33,000	52,447
	eBay Inc.	1.350%	7/15/17	12,580	12,566
	Ford Motor Credit Co. LLC	2.375%	3/12/19	70,000	70,488
	Ford Motor Credit Co. LLC	3.157%	8/4/20	37,845	38,730
	Home Depot Inc.	2.250%	9/10/18	39,555	40,461
	Home Depot Inc.	2.700%	4/1/23	31,170	32,008
	Home Depot Inc.	4.400%	3/15/45	28,655	31,242
	Johnson Controls Inc.	7.125%	7/15/17	36,300	38,271
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,831
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	53,065
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	24,270
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	35,557
	McDonald's Corp.	2.625%	1/15/22	7,805	7,979
	McDonald's Corp.	3.250%	6/10/24	5,460	5,723
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,152
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,543
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,547
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,552
	Target Corp.	2.900%	1/15/22	12,300	12,846
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,369
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	36,005
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	16,944
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,594
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,222
	Wal-Mart Stores Inc.	2.550%	4/11/23	38,325	39,217
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	145,239
	Wal-Mart Stores Inc.	4.300%	4/22/44	20,480	22,605
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	11,665	11,681
	Consumer Noncyclical (4.0%)
	AbbVie Inc.	1.750%	11/6/17	31,160	31,207
	Actavis Funding SCS	3.000%	3/12/20	37,430	37,942
	Actavis Funding SCS	3.450%	3/15/22	37,195	37,755
	Actavis Funding SCS	3.800%	3/15/25	4,860	4,916
	Actavis Funding SCS	4.550%	3/15/35	9,405	9,335
	Actavis Funding SCS	4.850%	6/15/44	18,000	18,026
	Altria Group Inc.	4.750%	5/5/21	23,376	26,256
	Altria Group Inc.	2.850%	8/9/22	18,810	19,324
	Altria Group Inc.	4.500%	5/2/43	16,890	18,186
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,975
	Amgen Inc.	3.875%	11/15/21	33,315	35,791
	Amgen Inc.	5.150%	11/15/41	36,380	40,293
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,855
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,400	77,525
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	68,045	70,902

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	156,200	168,844
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	99,460	110,652
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	141,996	141,184
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	18,666
3	Ascension Health	4.847%	11/15/53	44,750	53,510
	AstraZeneca plc	1.950%	9/18/19	12,065	12,147
	AstraZeneca plc	2.375%	11/16/20	44,480	44,811
	AstraZeneca plc	6.450%	9/15/37	23,385	30,777
	AstraZeneca plc	4.375%	11/16/45	30,240	31,389
3,5,6	Avery Point IV CLO Ltd.	2.158%	4/25/26	46,220	46,270
5	BAT International Finance plc	2.750%	6/15/20	21,250	21,841
5	BAT International Finance plc	3.250%	6/7/22	58,280	61,002
5	BAT International Finance plc	3.500%	6/15/22	8,980	9,521
5	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,592
5	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,752
5	Bayer US Finance LLC	3.375%	10/8/24	11,700	11,941
	Biogen Inc.	2.900%	9/15/20	21,115	21,732
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	43,957
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,594
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,762
	Cardinal Health Inc.	3.200%	3/15/23	13,035	13,418
	Cardinal Health Inc.	3.500%	11/15/24	24,705	25,918
	Cardinal Health Inc.	4.500%	11/15/44	28,805	29,268
5	Cargill Inc.	6.000%	11/27/17	25,000	26,704
5	Cargill Inc.	4.307%	5/14/21	60,532	66,059
5	Cargill Inc.	6.875%	5/1/28	19,355	24,708
5	Cargill Inc.	4.760%	11/23/45	35,615	39,837
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,147
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,886
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	17,905	17,768
	Celgene Corp.	2.250%	5/15/19	6,565	6,631
	Celgene Corp.	3.550%	8/15/22	18,400	19,115
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,754
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,365
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,266
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,266
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	35,882
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,734
	Diageo Capital plc	2.625%	4/29/23	48,310	48,996
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,862
	Dignity Health California GO	2.637%	11/1/19	5,595	5,714
	Dignity Health California GO	3.812%	11/1/24	11,415	12,002
	Eli Lilly & Co.	3.700%	3/1/45	24,450	24,234
5	EMD Finance LLC	2.950%	3/19/22	23,660	24,100
5	EMD Finance LLC	3.250%	3/19/25	47,000	47,133
	Express Scripts Holding Co.	2.250%	6/15/19	23,100	23,258
5	Forest Laboratories Inc.	4.875%	2/15/21	9,000	9,810
6	General Mills Inc.	6.390%	2/5/23	50,000	58,560
	Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,979
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,483
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	23,298
	Gilead Sciences Inc.	4.500%	2/1/45	27,480	28,149
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	32,707
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	54,878
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,788
5	Imperial Tobacco Finance plc	3.750%	7/21/22	20,495	21,443
5	Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,410
	Johnson & Johnson	5.150%	7/15/18	14,800	16,033
	Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,905
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	16,600
	Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,505
5	Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	9,811
5	Kraft Heinz Foods Co.	4.375%	6/1/46	16,070	16,271
	Kroger Co.	3.300%	1/15/21	16,485	17,330

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kroger Co.	3.850%	8/1/23	10,770	11,643
	Kroger Co.	4.000%	2/1/24	22,290	24,231
	McKesson Corp.	2.700%	12/15/22	7,710	7,659
	McKesson Corp.	2.850%	3/15/23	7,620	7,647
	Medtronic Inc.	1.375%	4/1/18	13,520	13,569
	Medtronic Inc.	2.500%	3/15/20	34,350	35,312
	Medtronic Inc.	3.150%	3/15/22	57,630	60,678
	Medtronic Inc.	3.625%	3/15/24	10,350	11,076
	Medtronic Inc.	3.500%	3/15/25	76,150	80,992
	Medtronic Inc.	4.375%	3/15/35	9,889	10,744
	Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	15,150	16,088
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	11,712
	Merck & Co. Inc.	2.350%	2/10/22	30,760	31,151
	Merck & Co. Inc.	2.800%	5/18/23	54,775	56,269
	Merck & Co. Inc.	2.750%	2/10/25	47,090	47,884
	Merck & Co. Inc.	6.550%	9/15/37	10,000	13,861
	Merck & Co. Inc.	4.150%	5/18/43	22,090	23,541
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	17,077
	Molson Coors Brewing Co.	5.000%	5/1/42	6,465	6,987
	New York & Presbyterian Hospital	4.024%	8/1/45	28,410	29,833
	Novartis Capital Corp.	3.400%	5/6/24	16,695	17,791
	Novartis Capital Corp.	4.400%	5/6/44	25,896	29,743
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,044
	PepsiCo Inc.	2.750%	3/1/23	29,800	30,741
	PepsiCo Inc.	4.000%	3/5/42	51,391	51,966
	Pfizer Inc.	3.000%	6/15/23	47,025	49,112
	Philip Morris International Inc.	4.500%	3/26/20	8,250	9,103
	Philip Morris International Inc.	4.125%	5/17/21	43,025	47,321
	Philip Morris International Inc.	2.500%	8/22/22	21,645	21,808
	Philip Morris International Inc.	2.625%	3/6/23	46,850	47,526
3	Procter & Gamble - Esop	9.360%	1/1/21	30,363	36,129
5	Roche Holdings Inc.	6.000%	3/1/19	3,451	3,866
5	Roche Holdings Inc.	2.875%	9/29/21	33,000	34,244
5	SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,487
5	SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,526
5	SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,545
	Sanofi	4.000%	3/29/21	44,090	48,120
5	Sigma Alimentos SA de CV	4.125%	5/2/26	19,205	19,100
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,961
	Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,598
	Unilever Capital Corp.	4.250%	2/10/21	95,235	104,457
	Wyeth LLC	5.950%	4/1/37	25,000	32,345
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,865
	Energy (1.8%)
5	BG Energy Capital plc	4.000%	10/15/21	5,000	5,315
	BP Capital Markets plc	1.846%	5/5/17	25,000	25,140
	BP Capital Markets plc	4.750%	3/10/19	27,215	29,353
	BP Capital Markets plc	2.315%	2/13/20	5,855	5,920
	BP Capital Markets plc	4.500%	10/1/20	16,000	17,621
	BP Capital Markets plc	3.062%	3/17/22	43,130	44,073
	BP Capital Markets plc	3.245%	5/6/22	35,000	36,035
	BP Capital Markets plc	2.500%	11/6/22	22,000	21,714
	BP Capital Markets plc	3.994%	9/26/23	16,185	17,199
	BP Capital Markets plc	3.814%	2/10/24	38,938	40,900
	BP Capital Markets plc	3.506%	3/17/25	50,285	51,874
	Chevron Corp.	3.191%	6/24/23	49,470	51,466
	ConocoPhillips	5.200%	5/15/18	80,000	84,206
	ConocoPhillips	5.750%	2/1/19	7,510	8,186
	ConocoPhillips	6.000%	1/15/20	3,680	4,127
	ConocoPhillips Co.	2.875%	11/15/21	26,575	26,530
	ConocoPhillips Co.	3.350%	11/15/24	8,470	8,512
	ConocoPhillips Co.	3.350%	5/15/25	9,440	9,417
	ConocoPhillips Co.	4.300%	11/15/44	60,450	58,178

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Devon Energy Corp.	3.250%	5/15/22	18,600	16,801
	Devon Energy Corp.	5.850%	12/15/25	29,400	30,592
	Devon Energy Corp.	5.600%	7/15/41	10,015	8,765
	Devon Energy Corp.	5.000%	6/15/45	13,895	11,750
	Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	22,018
	EOG Resources Inc.	5.625%	6/1/19	23,100	25,292
	Exxon Mobil Corp.	2.222%	3/1/21	14,165	14,346
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	12,142
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,343
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	12,739
	Halliburton Co.	3.500%	8/1/23	78,795	79,577
	Noble Energy Inc.	4.150%	12/15/21	15,961	16,286
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	42,275
	Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,670
	Occidental Petroleum Corp.	3.400%	4/15/26	28,910	29,389
	Occidental Petroleum Corp.	4.400%	4/15/46	22,650	23,548
	Phillips 66	4.875%	11/15/44	10,800	11,187
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	54,774
5	Schlumberger Holdings Corp.	3.000%	12/21/20	30,755	31,490
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	23,455
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,809
	Shell International Finance BV	4.375%	3/25/20	28,875	31,391
	Shell International Finance BV	3.250%	5/11/25	11,051	11,281
	Shell International Finance BV	4.125%	5/11/35	46,100	46,981
	Shell International Finance BV	5.500%	3/25/40	12,990	15,212
	Shell International Finance BV	4.375%	5/11/45	83,025	85,440
	Suncor Energy Inc.	3.600%	12/1/24	24,135	24,449
	Suncor Energy Inc.	5.950%	12/1/34	20,700	22,556
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,900	31,670
	Total Capital International SA	1.550%	6/28/17	44,415	44,623
	Total Capital International SA	2.700%	1/25/23	36,510	36,570
	Total Capital International SA	3.750%	4/10/24	41,500	44,344
	Total Capital SA	2.125%	8/10/18	42,000	42,596
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	50,163
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	51,945
	Other Industrial (0.1%)
5	Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,228
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	28,386
	Technology (0.6%)
	Apple Inc.	2.850%	5/6/21	44,000	45,932
	Apple Inc.	3.450%	5/6/24	39,950	42,478
	Apple Inc.	3.850%	5/4/43	17,000	16,636
	Apple Inc.	4.450%	5/6/44	5,075	5,351
	Cisco Systems Inc.	4.450%	1/15/20	24,095	26,488
	Cisco Systems Inc.	2.900%	3/4/21	13,350	13,947
	EMC Corp.	1.875%	6/1/18	12,844	12,524
	Intel Corp.	4.100%	5/19/46	51,605	51,636
	International Business Machines Corp.	8.375%	11/1/19	25,000	30,566
	International Business Machines Corp.	3.375%	8/1/23	70,925	75,389
	International Business Machines Corp.	3.625%	2/12/24	35,000	37,809
	International Business Machines Corp.	5.875%	11/29/32	25,000	31,989
	Microsoft Corp.	2.375%	2/12/22	24,670	25,163
	Microsoft Corp.	3.625%	12/15/23	16,000	17,491
	Microsoft Corp.	3.125%	11/3/25	31,615	33,230
	Microsoft Corp.	3.500%	2/12/35	23,520	23,583
	Microsoft Corp.	4.450%	11/3/45	14,250	15,881
	Oracle Corp.	2.500%	5/15/22	46,930	47,419
	Oracle Corp.	2.950%	5/15/25	13,635	13,923
	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,953
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	22,274
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,774

13

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	24,302	27,097
5	ERAC USA Finance LLC	2.750%	3/15/17	6,795	6,875
5	ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,366
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,148
5	ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,162
5	ERAC USA Finance LLC	7.000%	10/15/37	32,995	43,281
5	ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,644
3	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	22,631	25,359
	FedEx Corp.	2.700%	4/15/23	23,430	23,529
	FedEx Corp.	4.900%	1/15/34	10,610	11,743
	FedEx Corp.	3.875%	8/1/42	5,095	4,744
	FedEx Corp.	4.100%	4/15/43	20,500	19,766
	FedEx Corp.	5.100%	1/15/44	18,015	19,999
5	Kansas City Southern	4.950%	8/15/45	39,060	41,724
	Southwest Airlines Co.	5.750%	12/15/16	32,500	33,295
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	16,454	18,511
	United Parcel Service Inc.	2.450%	10/1/22	17,950	18,258
	United Parcel Service Inc.	4.875%	11/15/40	14,815	17,851
					10,747,394
Utilities (2.1%)
	Electric (2.0%)
	Alabama Power Co.	5.550%	2/1/17	17,650	18,101
	Alabama Power Co.	5.700%	2/15/33	15,000	18,562
	Alabama Power Co.	3.750%	3/1/45	24,430	24,232
	Ameren Illinois Co.	6.125%	12/15/28	54,000	66,716
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	35,851	46,173
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	10,301	13,938
	Commonwealth Edison Co.	4.350%	11/15/45	8,130	8,985
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,774
	Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	26,062
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	12,839
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	40,714
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	57,428
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,613
6	Dominion Resources Inc.	2.962%	7/1/19	18,210	18,325
	Dominion Resources Inc.	5.200%	8/15/19	19,250	21,146
	Dominion Resources Inc.	3.625%	12/1/24	29,400	30,207
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,593
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	19,570
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	55,055
	Duke Energy Corp.	4.800%	12/15/45	44,700	49,649
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	10,987
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	37,208
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	19,816
	Duke Energy Progress LLC	4.200%	8/15/45	32,825	35,150
	Eversource Energy	4.500%	11/15/19	3,535	3,847
	Eversource Energy	3.150%	1/15/25	5,025	5,154
	Florida Power & Light Co.	5.650%	2/1/35	50,000	61,143
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,836
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,411
	Florida Power & Light Co.	5.950%	2/1/38	39,215	52,096
	Georgia Power Co.	5.400%	6/1/18	38,660	41,577
	Georgia Power Co.	5.950%	2/1/39	16,822	21,309
	Georgia Power Co.	4.750%	9/1/40	9,893	10,929
	Georgia Power Co.	4.300%	3/15/42	30,375	32,615
	MidAmerican Energy Co.	4.250%	5/1/46	3,925	4,324
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	63,910
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	40,957
	Northern States Power Co.	6.250%	6/1/36	50,000	68,021
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,485
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	19,432
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	13,252

14

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	13,488
	PacifiCorp	2.950%	6/1/23	29,675	30,852
	PacifiCorp	5.900%	8/15/34	12,500	14,640
	PacifiCorp	6.250%	10/15/37	36,635	49,060
	Peco Energy Co.	5.350%	3/1/18	20,545	22,014
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,074
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	26,972
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,608
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,848
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,497
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	43,464
	South Carolina Electric & Gas Co.	5.100%	6/1/65	23,540	26,599
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,395
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,986
	Southern California Edison Co.	5.550%	1/15/37	50,475	63,552
	Southern California Edison Co.	5.950%	2/1/38	40,000	52,712
	Southern California Edison Co.	3.600%	2/1/45	3,560	3,518
	Southern Co.	2.450%	9/1/18	9,395	9,590
	Southern Co.	2.950%	7/1/23	48,400	48,983
	Southern Co.	4.400%	7/1/46	30,000	30,469
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	35,309
	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,243
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,993
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	56,970
	Natural Gas (0.1%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	25,977
	Nisource Finance Corp.	5.250%	2/15/43	12,388	14,318
	NiSource Finance Corp.	4.800%	2/15/44	10,370	11,389
	Other Utility (0.0%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	38,062
					1,878,723
Total Corporate Bonds (Cost $18,966,775)					20,270,446
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
5	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	41,140	41,797
5	CDP Financial Inc.	4.400%	11/25/19	40,000	43,609
5	Electricite de France SA	4.600%	1/27/20	50,000	54,188
5	Electricite de France SA	4.875%	1/22/44	1,775	1,862
5	Electricite de France SA	4.950%	10/13/45	15,100	15,746
3,5	Electricite de France SA	5.250%	1/29/49	19,810	18,919
3,5	Electricite de France SA	5.625%	12/29/49	26,330	24,879
	Export-Import Bank of Korea	1.750%	5/26/19	75,100	75,282
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	51,496
	Korea Development Bank	2.875%	8/22/18	37,605	38,500
	Korea Development Bank	2.500%	3/11/20	78,800	80,026
5	Petroleos Mexicanos	5.500%	2/4/19	13,315	13,902
	Province of Ontario	4.000%	10/7/19	56,415	60,832
	Province of Ontario	4.400%	4/14/20	50,000	55,034
	Province of Ontario	2.500%	4/27/26	40,160	40,151
	Quebec	2.500%	4/20/26	145,430	145,018
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,549
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	61,489
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	52,667
	Statoil ASA	2.250%	11/8/19	22,515	22,844
	Statoil ASA	2.900%	11/8/20	57,210	58,700
	Statoil ASA	2.750%	11/10/21	32,860	33,563
	Statoil ASA	2.450%	1/17/23	15,017	14,788
	Statoil ASA	2.650%	1/15/24	14,000	13,988
	Statoil ASA	3.700%	3/1/24	25,320	26,765
	Statoil ASA	3.250%	11/10/24	29,975	30,659
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	45,494
	United Mexican States	3.500%	1/21/21	13,956	14,514

15

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United Mexican States	3.600%	1/30/25	12,000	12,149
Total Sovereign Bonds (Cost $1,171,307)					1,211,410
Taxable Municipal Bonds (1.8%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	6,695	7,508
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	58,958
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	27,735	42,385
	California GO	5.700%	11/1/21	16,840	19,961
	California GO	7.550%	4/1/39	43,215	66,491
	California GO	7.300%	10/1/39	11,800	17,304
	California GO	7.625%	3/1/40	3,510	5,387
	California GO	7.600%	11/1/40	34,800	54,358
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,432
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	29,066
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	12,236
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	15,230	19,148
	Chicago Transit Authority	6.899%	12/1/40	27,070	34,034
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	41,926
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	48,355	62,795
	Grand Parkway Transportation Corp. Texas System Toll
	Revenue	5.184%	10/1/42	40,435	51,418
	Houston TX GO	6.290%	3/1/32	23,740	29,575
	Illinois GO	5.100%	6/1/33	61,950	59,257
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	38,722
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	18,925	20,791
7	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	50,000	59,890
	Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	20,954
	Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	71,583
	Louisville & Jefferson County KY Metropolitan Sewer
	District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	25,915
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	21,685	28,580
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	22,105	28,319
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	53,721
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,907
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,260
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	16,995	23,534
	New York Metropolitan Transportation Authority
	Revenue	6.814%	11/15/40	4,000	5,633
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,939
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	21,621
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	90,404
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	25,930	34,570
	Oregon GO	5.902%	8/1/38	19,510	25,937
7	Oregon School Boards Association GO	5.528%	6/30/28	50,000	59,978
	Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	16,073
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,306
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	58,269
	Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	25,608
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	16,222
	Stanford University	6.875%	2/1/24	34,745	44,827
	Stanford University	7.650%	6/15/26	29,000	40,084

16

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California	3.931%	5/15/45	22,370	23,248
University of California Regents General Revenue	4.601%	5/15/31	21,975	25,119
University of California Regents Medical Center
Revenue	6.548%	5/15/48	18,650	26,184
University of California Regents Medical Center
Revenue	6.583%	5/15/49	31,110	43,716
University of California Revenue	5.770%	5/15/43	24,325	31,875
University of California Revenue	4.765%	5/15/44	5,980	6,357
Total Taxable Municipal Bonds (Cost $1,337,945)				1,628,385

			Shares
Temporary Cash Investments (1.3%)
Money Market Fund (0.9%)
8,9 Vanguard Market Liquidity Fund	0.523%		790,516,750	790,517

			Face
			Amount
			($000)
Repurchase Agreements (0.4%)
Bank of America Securities, LLC (Dated 5/31/16,
Repurchase Value $46,400,000 collateralized by
Government National Mortgage Assn. 4.000%,
3/20/46, with a value of $47,328,000)	0.300%	6/1/16	46,400	46,400
Citigroup Global Markets Inc. (Dated 5/31/16,
Repurchase Value $108,401,000 collateralized by
U.S. Treasury Bill 0.000%, 6/23/16, U.S. Treasury
Bond 5.375%, 2/15/31, U.S. Treasury Note 0.750%-
2.125%, 8/31/16-4/30/22, with a value of
$110,568,000)	0.280%	6/1/16	108,400	108,400
HSBC Bank USA (Dated 5/31/16, Repurchase Value
$8,800,000 collateralized by Federal National
Mortgage 2.500%, 10/1/27, with a value of
$8,978,000)	0.280%	6/1/16	8,800	8,800
RBC Capital Markets LLC (Dated 5/31/16, Repurchase
Value $12,200,000 collateralized by Federal Home
Loan Mortgage Corp. 2.491%-3.381%, 3/1/40-6/1/42,
Federal National Mortgage Assn. 2.225%-4.867%,
9/1/33-4/1/46, with a value of $12,444,000)	0.290%	6/1/16	12,200	12,200
TD Securities (USA) LLC (Dated 5/31/16, Repurchase
Value $226,902,000 collateralized by Federal Home
Loan Mortgage Corp. 3.500%-4.500%, 3/1/26-3/1/46,
Federal National Mortgage Assn. 4.000%-4.5000%,
10/1/43-5/1/44, U.S. Treasury Note 1.500%-2.000%,
8/31/21-3/31/23, with a value of $231,438,000)	0.290%	6/1/16	226,900	226,900
				402,700
Total Temporary Cash Investments (Cost $1,193,217)				1,193,217
Total Investments (99.8%) (Cost $71,031,289)				89,755,006
Other Assets and Liabilities—Net (0.2%)[8,10]				137,865
Net Assets (100%)				89,892,871

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $742,019,000.
1 Securities with a value of $712,000 have been segregated as collateral for open over-the-counter swap contracts.
2 Securities with a value of $96,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

17

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2016

3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate value of these securities was $4,314,076,000, representing 4.8% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Includes $790,517,000 of collateral received for securities on loan.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Cash of $7,152,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

18

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA212 072016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2016

VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 15, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.